UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 7, 2023 (February 2, 2023)
_______________________

POINT BIOPHARMA GLOBAL INC.
(Exact name of registrant as specified in its charter)
_______________________

Delaware (State or other jurisdiction of incorporation)	001-39311 (Commission File Number)	85-0800493 (I.R.S. Employer Identification No.)
4850 West 78th Street, Indianapolis, IN, 46268
(Address of principal executive offices and zip)

(317) 543-9957
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PNT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01    Entry into a Material Definitive Agreement.

On February 2, 2023, Point Biopharma Corp. (“POINT”), a wholly owned subsidiary of Point Biopharma Global Inc. (the “Company”), entered into a Facility Agreement (the “Agreement”) with University Health Network (“UHN”), a not-for-profit corporation incorporated under the laws of Canada. Pursuant to the Agreement, which will become effective on April 1, 2023 (the “Effective Date”), POINT is authorized to access and utilize a 7,700 square foot, licensed research and development space with cGMP manufacturing suites (the “Facility”), which the Company will use to develop and expand its pipeline of next-generation radiopharmaceuticals.

The initial term of the Agreement will run for five (5) years from the Effective Date, with an option to renew for additional two (2) year terms thereafter, subject to certain conditions described in the Agreement. The agreement does not transfer any title in the Facility to POINT. The access fee for the Facility is expected to be approximately $4.0 million for the first two (2) years of the term, after which the access fee is subject to a CPI adjustment. POINT will also bear variable costs for services such as radiation safety, equipment service, IT, engineering and other services.

During the term, POINT shall be responsible for day-to-day management, activities and decision-making regarding the Facility. General governance of the Facility will be exercised by POINT and UHN through a “Joint Committee.” The Joint Committee, which will meet quarterly, will have a minimum of six (6) people and will be comprised of an equal number of members from each of POINT and UHN.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits
Number	Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2023	POINT BIOPHARMA GLOBAL INC.

	By:	/s/ Bill Demers
	Name:	Bill Demers
	Title:	Chief Financial Officer